Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Consolidated Statements of Operations
(in thousands, except per share data)

	Three Months Ended December 31,		Years Ended December 31,
	2014	2013	2014	2013
Revenues:
Rooms	$154,862	$119,894	$582,969	$479,734
Food and beverage	118,936	78,433	385,623	287,557
Other hotel operating revenue	37,679	32,107	115,084	91,355
Lease revenue	1,524	1,385	5,406	5,161
Total revenues	313,001	231,819	1,089,082	863,807
Operating Costs and Expenses:
Rooms	45,084	34,655	168,256	138,946
Food and beverage	85,317	58,141	277,962	221,388
Other departmental expenses	75,762	54,423	270,219	213,714
Management fees	11,342	7,167	36,331	25,000
Other hotel expenses	17,810	14,627	67,058	58,435
Lease expense	1,140	1,234	4,873	4,818
Depreciation and amortization	36,493	23,207	119,688	96,712
Impairment losses and other charges	—	—	—	728
Corporate expenses	7,102	7,013	26,898	25,176
Total operating costs and expenses	280,050	200,467	971,285	784,917
Operating income	32,951	31,352	117,797	78,890
Interest expense	(22,414)	(18,839)	(82,119)	(77,189)
Interest income	146	12	269	53
Loss on early extinguishment of debt	(2,010)	—	(2,619)	—
Equity in (losses) earnings of unconsolidated affiliates	(30)	(265)	5,237	2,987
Foreign currency exchange (loss) gain	(41)	16	(116)	42
Gain on consolidation of affiliates	20	—	143,471	—
Other (expenses) income, net	(130)	(359)	952	(314)
Income before income taxes and discontinued operations	8,492	11,917	182,872	4,469
Income tax expense	(584)	(86)	(1,200)	(156)
Income from continuing operations	7,908	11,831	181,672	4,313
Income from discontinued operations, net of tax	276	3,834	159,378	5,574
Net Income	8,184	15,665	341,050	9,887
Net income attributable to the noncontrolling interests in SHR's operating partnership	(24)	(60)	(1,221)	(38)
Net (income) loss attributable to the noncontrolling interests in consolidated affiliates	(1,458)	(6,341)	4,654	1,126
Net Income Attributable to SHR	6,702	9,264	344,483	10,975
Preferred shareholder dividends	(5,289)	(6,041)	(24,084)	(24,166)
Net Income (Loss) Attributable to SHR Common Shareholders	$1,413	$3,223	$320,399	$(13,191)
Basic Income (Loss) Per Common Share:
Income (loss) from continuing operations attributable to SHR common shareholders	$0.01	$—	$0.69	$(0.09)
Income from discontinued operations attributable to SHR common shareholders	—	0.02	0.68	0.03
Net income (loss) attributable to SHR common shareholders	$0.01	$0.02	$1.37	$(0.06)
Weighted average shares of common stock outstanding	254,813	206,814	233,528	206,334
Diluted Income (Loss) Per Common Share:
Income (loss) from continuing operations attributable to SHR common shareholders	$0.01	$—	$0.65	$(0.09)
Income from discontinued operations attributable to SHR common shareholders	—	0.02	0.65	0.03
Net income (loss) attributable to SHR common shareholders	$0.01	$0.02	$1.30	$(0.06)
Weighted average shares of common stock outstanding	256,104	206,814	243,558	206,334

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Consolidated Balance Sheets
(in thousands, except share data)

	December 31,
	2014	2013
Assets
Investment in hotel properties, net	$2,828,400	$1,795,338
Goodwill	38,128	38,128
Intangible assets, net of accumulated amortization of $7,288 and $11,753	94,324	29,502
Assets held for sale	—	135,901
Investment in unconsolidated affiliates	22,850	104,973
Cash and cash equivalents	442,613	73,655
Restricted cash and cash equivalents	81,510	75,916
Accounts receivable, net of allowance for doubtful accounts of $492 and $606	51,382	39,660
Deferred financing costs, net of accumulated amortization of $7,814 and $12,354	11,440	8,478
Deferred tax assets	1,729	—
Prepaid expenses and other assets	46,781	35,600
Total assets	$3,619,157	$2,337,151
Liabilities, Noncontrolling Interests and Equity
Liabilities:
Mortgages and other debt payable, net of discount	$1,705,778	$1,163,696
Bank credit facility	—	110,000
Liabilities of assets held for sale	—	17,027
Accounts payable and accrued expenses	224,505	189,889
Preferred stock redemption liability	90,384	—
Distributions payable	104	—
Deferred tax liabilities	46,137	46,137
Total liabilities	2,066,908	1,526,749
Commitments and contingencies
Noncontrolling interests in SHR’s operating partnership	10,500	7,534
Equity:
SHR’s shareholders’ equity:
8.50% Series A Cumulative Redeemable Preferred Stock ($0.01 par value per share; 0 and 4,148,141 shares issued and outstanding; liquidation preference $25.00 per share plus accrued distributions and $0 and $103,704 in the aggregate)	—	99,995
8.25% Series B Cumulative Redeemable Preferred Stock ($0.01 par value per share; 3,615,375 shares issued and outstanding; liquidation preference $25.00 per share plus accrued distributions and $90,488 and $90,384 in the aggregate)	—	87,064
8.25% Series C Cumulative Redeemable Preferred Stock ($0.01 par value per share; 0 and 3,827,727 shares issued and outstanding; liquidation preference $25.00 per share plus accrued distributions and $0 and $95,693 in the aggregate)	—	92,489
Common stock ($0.01 par value per share; 350,000,000 shares of common stock authorized; 267,435,799 and 205,582,838 shares of common stock issued and outstanding)	2,674	2,056
Additional paid-in capital	2,348,284	1,705,306
Accumulated deficit	(890,469)	(1,234,952)
Accumulated other comprehensive loss	(13,032)	(41,445)
Total SHR’s shareholders’ equity	1,447,457	710,513
Noncontrolling interests in consolidated affiliates	94,292	92,355
Total equity	1,541,749	802,868
Total liabilities, noncontrolling interests and equity	$3,619,157	$2,337,151

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Financial Highlights
Supplemental Financial Data
(in thousands, except per share information)

	December 31, 2014
	Pro Rata Share	Consolidated
Capitalization
Shares of common stock outstanding	267,436	267,436
Operating partnership units outstanding	794	794
Restricted stock units outstanding	2,030	2,030
Combined shares and units outstanding	270,260	270,260
Common stock price at end of period	$13.23	$13.23
Common equity capitalization	$3,575,540	$3,575,540
Preferred stock redemption liability	90,384	90,384
Consolidated debt	1,706,401	1,706,401
Pro rata share of consolidated debt	(151,750)	—
Cash and cash equivalents	(442,613)	(442,613)
Total enterprise value	$4,777,962	$4,929,712
Net Debt / Total Enterprise Value	25.2%	27.5%
Common Equity / Total Enterprise Value	74.8%	72.5%

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)

Discontinued Operations
The results of operations of hotels sold are classified as discontinued operations and segregated in the consolidated statements of operations for all periods presented. The following hotels were sold during the year ended December 31, 2014:

Hotel	Location	Date Sold	Sales Proceeds		Gain on sale
Four Seasons Punta Mita Resort and La Solana land parcel	Punta Mita, Mexico	February 28, 2014	$206,867,000		$63,879,000
Marriott London Grosvenor Square	London, England	March 31, 2014	$209,407,000	(a)	$92,889,000

(a)
There was an outstanding balance of £67,301,000 ($112,150,000) on the mortgage loan secured by the Marriott London Grosvenor Square hotel, which was repaid at the time of closing. The net proceeds we received were $97,257,000.

The following is a summary of income from discontinued operations for the three months and years ended December 31, 2014 and 2013 (in thousands):

	Three Months Ended December 31,		Years Ended December 31,
	2014	2013	2014	2013
Hotel operating revenues	$—	$22,918	$17,767	$74,170
Operating costs and expenses	—	15,154	11,485	51,295
Depreciation and amortization	—	2,352	1,275	9,306
Total operating costs and expenses	—	17,506	12,760	60,601
Operating income	—	5,412	5,007	13,569
Interest expense	—	(1,566)	(1,326)	(7,087)
Interest income	—	2	2	6
Loss on early extinguishment of debt	—	—	(272)	—
Foreign currency exchange (loss) gain	—	(150)	32	1
Other income, net	—	375	—	375
Income tax expense	—	(239)	(833)	(1,290)
Gain on sale, net of tax	276	—	156,768	—
Income from discontinued operations, net of tax	$276	$3,834	$159,378	$5,574

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Investments in Unconsolidated Affiliates
(in thousands)
We had a 36.4% equity ownership interest in the Hotel del Coronado that we accounted for using the equity method of accounting until we acquired the remaining 63.6% equity ownership interest not previously owned by us on June 11, 2014. We had a 50.0% equity ownership interest in the Fairmont Scottsdale Princess hotel that we accounted for using the equity method of accounting until we acquired the remaining 50.0% equity ownership interest not previously owned by us on March 31, 2014. For purposes of this analysis, the operating results reflect the 36.4% equity ownership interest we held in the Hotel del Coronado prior to June 11, 2014 and the 50.0% equity ownership interest we held in the Fairmont Scottsdale Princess hotel prior to March 31, 2014.

	Three Months Ended December 31, 2014			Three Months Ended December 31, 2013
	Hotel del Coronado	Fairmont Scottsdale Princess	Total	Hotel del Coronado	Fairmont Scottsdale Princess	Total
Total revenues (100%)	$—	$—	$—	$33,115	$23,634	$56,749
Property EBITDA (100%)	$—	$—	$—	$8,668	$4,111	$12,779
Equity in (losses) earnings of unconsolidated affiliates (SHR ownership)
Property EBITDA	$—	$—	$—	$3,153	$2,056	$5,209
Depreciation and amortization	—	—	—	(1,917)	(1,565)	(3,482)
Interest expense	—	—	—	(1,941)	(193)	(2,134)
Other expenses, net	—	—	—	(14)	(23)	(37)
Income taxes	—	—	—	85	—	85
Equity in (losses) earnings of unconsolidated affiliates	$—	$—	$—	$(634)	$275	$(359)
EBITDA Contribution:
Equity in (losses) earnings of unconsolidated affiliates	$—	$—	$—	$(634)	$275	$(359)
Depreciation and amortization	—	—	—	1,917	1,565	3,482
Interest expense	—	—	—	1,941	193	2,134
Income taxes	—	—	—	(85)	—	(85)
EBITDA Contribution	$—	$—	$—	$3,139	$2,033	$5,172
FFO Contribution:
Equity in (losses) earnings of unconsolidated affiliates	$—	$—	$—	$(634)	$275	$(359)
Depreciation and amortization	—	—	—	1,917	1,565	3,482
FFO Contribution	$—	$—	$—	$1,283	$1,840	$3,123

	Year Ended December 31, 2014			Year Ended December 31, 2013
	Hotel del Coronado	Fairmont Scottsdale Princess	Total	Hotel del Coronado	Fairmont Scottsdale Princess	Total
Total revenues (100%)	$67,863	$35,006	$102,869	$148,482	$93,133	$241,615
Property EBITDA (100%)	$20,761	$13,191	$33,952	$47,155	$18,883	$66,038
Equity in earnings of unconsolidated affiliates (SHR ownership)
Property EBITDA	$7,426	$6,595	$14,021	$17,152	$9,442	$26,594
Depreciation and amortization	(3,526)	(1,551)	(5,077)	(7,564)	(6,570)	(14,134)
Interest expense	(3,418)	(168)	(3,586)	(8,325)	(778)	(9,103)
Other expenses, net	(25)	(30)	(55)	(242)	(58)	(300)
Income taxes	143	—	143	(191)	—	(191)
Equity in earnings of unconsolidated affiliates	$600	$4,846	$5,446	$830	$2,036	$2,866
EBITDA Contribution
Equity in earnings of unconsolidated affiliates	$600	$4,846	$5,446	$830	$2,036	$2,866
Depreciation and amortization	3,526	1,551	5,077	7,564	6,570	14,134
Interest expense	3,418	168	3,586	8,325	778	9,103
Income taxes	(143)	—	(143)	191	—	191
EBITDA Contribution	$7,401	$6,565	$13,966	$16,910	$9,384	$26,294
FFO Contribution
Equity in earnings of unconsolidated affiliates	$600	$4,846	$5,446	$830	$2,036	$2,866
Depreciation and amortization	3,526	1,551	5,077	7,564	6,570	14,134
FFO Contribution	$4,126	$6,397	$10,523	$8,394	$8,606	$17,000

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Leasehold Information
(in thousands)

	Three Months Ended December 31,		Years Ended December 31,
	2014	2013	2014	2013
Marriott Hamburg:
Property EBITDA	$1,573	$1,741	$6,529	$6,298
Revenue (a)	$1,524	$1,385	$5,406	$5,161

Lease expense	(1,140)	(1,234)	(4,873)	(4,818)
Less: Deferred gain on sale-leaseback	(48)	(53)	(207)	(207)
Adjusted lease expense	(1,188)	(1,287)	(5,080)	(5,025)

Comparable EBITDA contribution from leasehold	$336	$98	$326	$136

Security Deposit (b):	December 31, 2014	December 31, 2013
Marriott Hamburg	$2,299	$2,611

(a)	For the three months and years ended December 31, 2014 and 2013, Revenue for the Marriott Hamburg hotel represents lease revenue.

(b)	The security deposit is recorded in prepaid expenses and other assets on the consolidated balance sheets.

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Non-GAAP Financial Measures
We present five non-GAAP financial measures that we believe are useful to management and investors as key measures of our operating performance: Funds from Operations (FFO); FFO—Fully Diluted; Comparable FFO; Earnings Before Interest Expense, Taxes, Depreciation and Amortization (EBITDA); and Comparable EBITDA.
EBITDA represents net income (or loss) attributable to SHR common shareholders excluding: (i) interest expense, (ii) income taxes, including deferred income tax benefits and expenses applicable to our foreign subsidiaries and income taxes applicable to sale of assets; (iii) depreciation and amortization; and (iv) preferred stock dividends. EBITDA also excludes interest expense, income taxes and depreciation and amortization of our unconsolidated affiliates. EBITDA is presented on a full participation basis, which means we have assumed conversion of all redeemable noncontrolling interests of our operating partnership into our common stock. We believe this treatment of noncontrolling interests provides useful information for management and our investors and appropriately considers our current capital structure. We also present Comparable EBITDA, which eliminates the effect of realizing deferred gains on our sale leasebacks, as well as the effect of gains or losses on sales of assets, early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and certain other charges that are highly variable from year to year. We believe EBITDA and Comparable EBITDA are useful to management and investors in evaluating our operating performance because they provide management and investors with an indication of our ability to incur and service debt, to satisfy general operating expenses, to make capital expenditures and to fund other cash needs or reinvest cash into our business. We also believe they help management and investors meaningfully evaluate and compare the results of our operations from period to period by removing the impact of our asset base (primarily depreciation and amortization) from our operating results. Our management also uses EBITDA and Comparable EBITDA as measures in determining the value of acquisitions and dispositions.
We compute FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT. NAREIT adopted a definition of FFO in order to promote an industry-wide standard measure of REIT operating performance. NAREIT defines FFO as net income (or loss) (computed in accordance with GAAP) excluding losses or gains from sales of depreciable property, impairment of depreciable real estate, real estate-related depreciation and amortization, and our portion of these items related to unconsolidated affiliates. We also present FFO—Fully Diluted, which is FFO plus income or loss on income attributable to redeemable noncontrolling interests in our operating partnership. We also present Comparable FFO, which is FFO—Fully Diluted excluding the impact of any gains or losses on early extinguishment of debt, impairment losses on non-depreciable assets, foreign currency exchange gains or losses and certain other charges that are highly variable from year to year. We believe that the presentation of FFO, FFO—Fully Diluted and Comparable FFO provides useful information to management and investors regarding our results of operations because they are measures of our ability to fund capital expenditures and expand our business. In addition, FFO is widely used in the real estate industry to measure operating performance without regard to items such as depreciation and amortization. We also present Comparable FFO per diluted share as a non-GAAP measure of our performance. We calculate Comparable FFO per diluted share for a given operating period as our Comparable FFO (as defined above) divided by the weighted average of fully diluted shares outstanding, excluding shares related to the JW Marriott Essex House Hotel put option. Dilutive securities may include shares granted under share-based compensation plans and operating partnership units. No effect is shown for securities that are anti-dilutive.
We caution investors that amounts presented in accordance with our definitions of FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA may not be comparable to similar measures disclosed by other companies, since not all companies calculate these non-GAAP measures in the same manner. FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA should not be considered as an alternative measure of our net income (or loss) or operating performance. FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA can enhance your understanding of our financial condition and results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily a better indicator of any trend as compared to comparable GAAP measures such as net income (or loss) attributable to SHR common shareholders. In addition, you should be aware that adverse economic and market conditions might negatively impact our cash flow. We have provided a quantitative reconciliation of FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA to the most directly comparable GAAP financial performance measure, which is net income (or loss) attributable to SHR common shareholders.

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Reconciliation of Net Income (Loss) Attributable to SHR Common Shareholders to EBITDA and Comparable EBITDA
(in thousands)

	Three Months Ended December 31,		Years Ended December 31,
	2014	2013	2014	2013
Net income (loss) attributable to SHR common shareholders	$1,413	$3,223	$320,399	$(13,191)
Depreciation and amortization—continuing operations	36,493	23,207	119,688	96,712
Depreciation and amortization—discontinued operations	—	2,352	1,275	9,306
Interest expense—continuing operations	22,414	18,839	82,119	77,189
Interest expense—discontinued operations	—	1,566	1,326	7,087
Income taxes—continuing operations	584	86	1,200	156
Income taxes—discontinued operations	—	239	833	1,290
Income taxes—sale of assets	—	—	20,451	—
Noncontrolling interests	24	60	1,221	38
Adjustments from consolidated affiliates	(4,072)	(3,589)	(15,756)	(14,604)
Adjustments from unconsolidated affiliates	(13)	5,553	8,419	23,489
Preferred shareholder dividends	5,289	6,041	24,084	24,166
EBITDA	62,132	57,577	565,259	211,638
Realized portion of deferred gain on sale-leaseback	(48)	(53)	(207)	(207)
Loss (gain) on sale of assets—continuing operations	—	430	(729)	1,185
Gain on sale of assets—discontinued operations	(276)	—	(177,219)	—
Gain on consolidation of affiliates	(20)	—	(143,471)	—
Impairment losses and other charges	—	—	—	728
Loss on early extinguishment of debt—continuing operations	2,010	—	2,619	—
Loss on early extinguishment of debt—discontinued operations	—	—	272	—
Foreign currency exchange loss (gain)—continuing operations (a)	41	(16)	116	(42)
Foreign currency exchange loss (gain)—discontinued operations (a)	—	150	(32)	(1)
Non-cash interest rate derivative activity	91	—	218	—
Amortization of below market hotel management agreement	582	—	1,203	—
Activist shareholder costs	(1)	342	1,636	342
Hotel acquisitions costs	182	—	182	—
Adjustments from consolidated affiliates	(985)	(85)	(881)	(455)
Comparable EBITDA	$63,708	$58,345	$248,966	$213,188

(a)	Foreign currency exchange gains or losses applicable to certain balance sheet items held by foreign subsidiaries.

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Reconciliation of Net Income (Loss) Attributable to SHR Common Shareholders to
Funds From Operations (FFO), FFO—Fully Diluted and Comparable FFO
(in thousands, except per share data)

	Three Months Ended December 31,		Years Ended December 31,
	2014	2013	2014	2013
Net income (loss) attributable to SHR common shareholders	$1,413	$3,223	$320,399	$(13,191)
Depreciation and amortization—continuing operations	36,493	23,207	119,688	96,712
Depreciation and amortization—discontinued operations	—	2,352	1,275	9,306
Corporate depreciation	(125)	(125)	(495)	(508)
Loss (gain) on sale of assets—continuing operations	—	430	(729)	1,185
Gain on sale of assets, net of tax—discontinued operations	(276)	—	(156,768)	—
Gain on consolidation of affiliates	(20)	—	(143,471)	—
Realized portion of deferred gain on sale-leaseback	(48)	(53)	(207)	(207)
Noncontrolling interests adjustments	(100)	(123)	(398)	(400)
Adjustments from consolidated affiliates	(2,216)	(1,813)	(8,188)	(7,378)
Adjustments from unconsolidated affiliates	—	3,482	5,077	14,135
FFO	35,121	30,580	136,183	99,654
Redeemable noncontrolling interests	124	183	1,619	438
FFO—Fully Diluted	35,245	30,763	137,802	100,092
Impairment losses and other charges	—	—	—	728
Non-cash interest rate derivative activity—continuing operations	3,204	(2,355)	6,335	(9,228)
Non-cash interest rate derivative activity—discontinued operations	—	(141)	—	(2,389)
Loss on early extinguishment of debt—continuing operations	2,010	—	2,619	—
Loss on early extinguishment of debt—discontinued operations	—	—	272	—
Foreign currency exchange loss (gain)—continuing operations (a)	41	(16)	116	(42)
Foreign currency exchange loss (gain)—discontinued operations (a)	—	150	(32)	(1)
Amortization of debt discount	623	—	1,869	—
Amortization of below market hotel management agreement	582	—	1,203	—
Activist shareholder costs	(1)	342	1,636	342
Hotel acquisition costs	182	—	182	—
Excess of redemption liability over carrying amount of redeemed preferred stock	3,321	—	10,233	—
Adjustments from consolidated affiliates	(985)	—	(985)	—
Comparable FFO	$44,222	$28,743	$161,250	$89,502
Comparable FFO per fully diluted share	$0.17	$0.14	$0.68	$0.43
Weighted average diluted shares (b)	257,334	209,800	236,092	209,328

(a)	Foreign currency exchange gains or losses applicable to certain balance sheet items held by foreign subsidiaries.

(b)	Excludes shares related to the JW Marriott Essex House Hotel put option.

Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)
Debt Summary
(dollars in thousands)

Debt	Interest Rate	Spread (a)	Loan Amount	Maturity (b)
Fairmont Scottsdale Princess (c)	0.53%	36 bp	$117,000	April 2015
Westin St. Francis	6.09%	Fixed	209,588	June 2017
Fairmont Chicago	6.09%	Fixed	93,124	June 2017
Hyatt Regency La Jolla (d)	4.50% / 10.00%	400 bp / Fixed	89,247	December 2017
Hotel del Coronado (e)	3.82%	365 bp	475,000	March 2018
Bank credit facility (f)	2.17%	200 bp	—	April 2019
Four Seasons Washington, D.C. (g)	2.42%	225 bp	120,000	June 2019
JW Marriott Essex House Hotel (h)	3.12%	295 bp	225,000	January 2020
Loews Santa Monica Beach Hotel (i)	2.72%	255 bp	120,000	May 2021
InterContinental Chicago	5.61%	Fixed	142,442	August 2021
InterContinental Miami (j)	3.99%	Fixed	115,000	September 2024
			1,706,401
Unamortized discount (c)			(623)
			$1,705,778

(a)	Spread over LIBOR (0.17% at December 31, 2014). See (d) below for interest on the Hyatt Regency La Jolla loan.

(b)	Includes extension options.

(c)
On March 31, 2014, we acquired the remaining 50.0% equity interest in the Fairmont Scottsdale Princess hotel, resulting in the Fairmont Scottsdale Princess hotel becoming wholly-owned by us. In connection with the acquisition, we consolidated the Fairmont Scottsdale Princess hotel and became fully obligated under the entire mortgage loan secured by the Fairmont Scottsdale Princess hotel. We recorded the mortgage loan at its fair value, which included a debt discount, which is being amortized as additional interest expense over the maturity period of the loan. We are evaluating financing alternatives given the impending maturity date.

(d)
Interest on $72,000,000 of the total principal amount is paid monthly at an annual rate of LIBOR plus 4.00%, subject to a 0.50% LIBOR floor, and interest on $17,247,000 of the total principal amount is paid monthly at an annual fixed rate of 10.00%.

(e)
On June 11, 2014, we acquired the remaining 63.6% equity interest in the Hotel del Coronado, resulting in the Hotel del Coronado becoming wholly-owned by us. In connection with the acquisition, we consolidated the Hotel del Coronado and became fully obligated under the entire outstanding balance of the mortgage and mezzanine loans secured by the Hotel del Coronado.

(f)	On April 25, 2014, we entered into a new $300,000,000 secured bank credit facility, which replaced the previous secured bank credit facility.

(g)	On June 30, 2014, we refinanced the loan secured by the Four Seasons Washington, D.C. hotel and entered into a new $120,000,000 limited recourse loan agreement.

(h)	On December 30, 2014, we refinanced the mortgage loan secured by the JW Marriott Essex House Hotel and entered into a new $225,000,000 limited recourse loan agreement.

(i)	On May 29, 2014, we refinanced the loan secured by the Loews Santa Monica Beach Hotel and entered into a new $120,000,00 limited recourse loan agreement.

(j)
On July 7, 2014, we paid off the outstanding balance on the prior mortgage loan secured by the InterContinental Miami hotel. We entered into a new $115,000,000 loan secured by the InterContinental Miami hotel on August 29, 2014.

Debt Summary (Continued)
(dollars in thousands)

Future scheduled debt principal payments (including extension options) are as follows:

Years ending December 31,	Amount
2015	$118,796
2016	2,031
2017	394,131
2018	477,299
2019	122,433
Thereafter	591,711
1,706,401
Unamortized discount	(623)
$1,705,778

Percent of fixed rate debt	33.8%
Weighted average interest rate (k)	3.98%
Weighted average maturity of fixed rate debt (debt with maturity of greater than one year)	4.91

(k) Excludes the amortization of deferred financing costs.